                                                          CarrAmerica(R)
                                                          America's Workplace(R)

                                     [PHOTO]
                             [PHOTO]          [PHOTO]


                    Supplemental Operating and Financial Data
                       For the Quarter Ended June 30, 2002

          All dollar amounts shown in this report are in U.S. dollars.


This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
 Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
CORPORATE OVERVIEW

         The Company ..................................................................   1
         Board of Directors / Executive Officers / Research Coverage ..................   2
         Regional Offices / Investor Relations / Information Requests .................   3

FINANCIAL HIGHLIGHTS

         Key Quarterly Financial Data .................................................   4
         Same Store Results and Analysis ..............................................   5
         Financial Ratios .............................................................   6
         Share and Operating Partnership Unit Data ....................................   7
         Debt Capitalization Summary ..................................................   8-9
         Corporate Investment Information .............................................   10
         Unconsolidated Equity Investments ............................................   11

SEGMENT ANALYSIS

         Core Operating Properties
         -------------------------
         Current Summary of Operating Properties ......................................   12-15
         Occupancy Summary and Lease Roll-over Schedule ...............................   16
         Operating Portfolio Lease Economics ..........................................   17-18
         Top 25 Tenants by Rent .......................................................   19
         Development
         -----------
         Development Activity by Market ...............................................   20
         Land Held for Development Schedule ...........................................   21
         Projected Stabilized First Year Yields on Joint Development Projects .........   22

THE COMPANY

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
(consolidated, stabilized; as of 6/30/02)

254 Properties
20.3 Million Square Feet

(consolidated/unconsolidated; as of 6/30/02)

290 Properties
25.0 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Duff & Phelps:             BBB
Moody's:                   Baa2
Standard & Poor's:         BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

93.6% Consolidated Properties
93.9% All Properties

REGIONAL DISTRIBUTION
(stabilized; as of 6/30/02)

                                       Based on Square
                      Based on NOI         Footage
                     --------------   -----------------
Pacific region           53.19%                49.99%
Eastern region           24.09%                23.17%
Central region           14.59%                17.10%
Mountain region           8.13%                 9.74%

MARKETS
(stabilized; as of 6/30/02)
                                   % of NOI     % of Sq. Ft.
                                  ----------   --------------
San Francisco Bay Area                32.54            26.67
Washington DC Metro                   19.00            14.44
Southern California                   12.96            14.57
Seattle/Portland                       7.69             8.75
Dallas                                 7.25             7.93
Salt Lake City/Phoenix                 5.31             5.72
Atlanta                                5.09             8.73
Chicago                                5.06             6.08
Denver                                 2.82             4.02
Austin                                 2.28             3.09
                                  ----------   --------------
                                     100.00           100.00
                                  ----------   --------------

BOARD OF DIRECTORS

Thomas A. Carr
Chairman of the Board and
Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Philip L. Hawkins
President and Chief Operating Officer
CarrAmerica Realty Corporation

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Robert E. Torray
Chairman
Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins
President and Chief Operating Officer

Stephen E. Riffee
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

Linda A. Madrid
Managing Director, General Counsel and
Corporate Secretary

RESEARCH COVERAGE

David Aubuchon
A.G. Edwards
(314) 955-5452

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan/Mike Marron
Prudential Securities
(212) 778-2515/(212) 778-1774

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1000

REGIONAL OFFICES

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
Robert Milkovich, Regional Managing Director

Northern California
Christopher Peatross, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Robert Milkovich, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1700
Fax: (202) 729-1060

CONTACT

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com


                                                                    CarrAmerica.
                                             PLEASE VISIT OUR CORPORATE WEB SITE
                                                                             AT:
                                                             www.carramerica.com

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data
--------------------------------------------------------------------------------

($ and shares in thousands)
                                                             6/30/2002       3/31/2002     12/31/2001      9/30/2001     6/30/2001
                                                          --------------------------------------------------------------------------
Shares and Units:
----------------
Common Shares                                                   53,116          52,760         51,965         62,488        62,082
Outstanding OP Units (a)                                         5,704           5,882          5,973          5,991         6,065
Convertible Preferred Shares                                         -               -             80             80            80
Combined Shares and OP Units (a)                                58,820          58,642         58,018         68,559        68,227
Weighted Average - Basic                                        53,015          52,326         56,884         62,266        61,840
Weighted Average - Adjusted                                     54,316          59,700         64,235         69,996        69,494

Share Price:
-----------
At the End of the Period                                  $      30.85     $     31.41    $     30.10    $     29.96   $     30.50
High During Period                                               33.30           31.76          30.30          33.29         30.69
Low During Period                                                29.74           29.10          27.90          27.78         27.00

Capitalization Summary (continuing operations):
----------------------------------------------
Market Value of Common Equity                             $  1,814,597     $ 1,841,945    $ 1,746,342    $ 2,054,028   $ 2,080,924
Preferred Equity                                               379,525         400,000        400,000        400,000       400,000
Total Debt (h)                                               1,401,910       1,417,276      1,405,382      1,111,239     1,109,778
Total Market Capitalization                                  3,596,032       3,659,221      3,551,724      3,565,267     3,590,702
Total Debt/Total Market Capitalization                            39.0%           38.7%          39.6%          31.2%         30.9%

Financial Information (continuing operations):
---------------------------------------------
Total Assets (i)                                          $  2,750,884     $ 2,771,262    $ 2,775,600    $ 2,824,511   $ 2,821,172
Book Value of Real Estate Assets (before
  accumulated depreciation)                                  2,964,435       2,944,629      2,936,566      2,914,030     2,889,703
Total Liabilities (h)                                        1,519,583       1,514,715      1,514,400      1,207,584     1,204,448
Total Minority Interest (including OP)                          80,622          79,598         83,393         84,433        85,993
Total Shareholders' Equity                                   1,150,679       1,176,949      1,177,807      1,532,494     1,530,731

Total Operating Revenues                                       129,507         133,331        137,750        133,444       133,526
Property NOI                                                    83,148          84,597         89,427         87,844        85,340
Property Operating Margin                                         67.0%           66.5%          67.1%          69.3%         68.9%
Recurring EBITDA (f,g)                                          82,977          81,920         83,018         85,552        87,801
Recurring EBITDA Per Share - Basic (f,g)                          1.57            1.57           1.46           1.37          1.42
Recurring EBITDA Per Share - Diluted (f,g)                        1.53            1.37           1.29           1.22          1.26
Interest Coverage Ratio (c,f,g)                                    3.4             3.4            4.1            4.3           4.2
Interest Coverage Ratio (d,f,g)                                    3.3             3.2            3.7            4.1           3.8
Fixed Charge Coverage Ratio (c,f,g)                                2.3             2.2            2.5            2.5           2.6
Fixed Charge Coverage Ratio (d,f,g)                                2.2             2.1            2.3            2.5           2.4
Adjusted Funds From Operations (b,e,f)                          46,779          48,112         54,371         57,068        58,665
Dividends Declared                                              0.5000          0.5000         0.4625         0.4625        0.4625
FFO Payout Ratio - Diluted (b,f)                                  58.8%           61.7%          54.4%          56.4%         55.1%
Net-Straight Line Revenue/Expense Adjustment                     2,229           2,903          4,496          3,096         2,897

Portfolio Size (including unconsolidated properties):
----------------------------------------------------
Buildings                                                          290              290           290            288           287
Total Square Footage (in thousands)                             24,982           24,969        24,960         24,703        24,272
Current Weighted Average Occupancy                                93.9%            94.2%         95.4%          96.0%         97.2%

(a) Operating partnership
(b) See page 8 for definitions of Funds from Operations (FFO)
(c) Excluding covering capitalized interest
(d) Including covering capitalized interest
(e) Represents adjusted Funds from Operations (FFO)
(f) Excludes impairment loss of $42,249 related to investment in HQ Global in the fourth quarter of 2001
(g) Excludes $2,400 and $6,293 of HQ lease guarantees in the first quarter and second quarter, respectively, of 2002
(h) Excludes bond issue costs and discounts and fair value of interest rate swap
(i) Includes bond issue costs and discounts

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------

(In thousands)

                                                 Three Months Ended            %              Six Months Ended             %
                                                      June 30,               Change               June 30,               Change
                                             ---------------------------    --------     ---------------------------    --------
                                                2002            2001                        2002            2001
                                             -----------     -----------                 -----------     -----------
Real estate operating revenue                $   118,792     $   121,009       -1.8%     $   240,218     $   241,445       -0.5%

Real estate operating expenses                    37,826          35,479        6.6%          77,391          71,405        8.4%
                                             -----------     -----------                 -----------     -----------

Total real estate operating income
   - GAAP basis                              $    80,966     $    85,530       -5.3%     $   162,827     $   170,040       -4.2%
                                             ===========     ===========                 ===========     ===========

Straight-line rent adjustment                      1,464           1,991      -26.5%           3,443           4,884      -29.5%
                                             -----------     -----------                 -----------     -----------

Total real estate operating income
   - Cash basis                              $    79,502     $    83,539       -4.8%     $   159,384     $   165,156       -3.5%
                                             ===========     ===========                 ===========     ===========

YTD average occupancy                               93.4%           97.0%      -3.6%            93.8%           97.0%      -3.2%
                                             ===========     ===========                 ===========     ===========

Same store square footage                     19,649,999                                  19,649,999
                                             ===========                                 ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

--------------------------------------------------------------------------------

Financial Position Ratios for Operations:
----------------------------------------

                                                                         June 30,               Dec. 31,
                                                                           2002                  2001
                                                                      --------------         -----------
Total Debt/Total Capitalization (Book Value)                                   52.7%              52.1%
Total Debt/Total Capitalization (Market)                                       39.0%              39.6%

Operating Ratios for Operations:
-------------------------------

                                                                Three Months Ended                Six Months Ended
                                                                     June 30,                         June 30,
                                                            -----------------------           ----------------------
                                                               2002          2001               2002          2001
                                                            ----------    ---------           ---------     --------
Secured EBITDA/Total EBITDA                                       29.2%        32.1%              29.2%        31.6%

Interest Coverage (1)
   Excluding capitalized interest                                 3.39         4.16               3.38         4.06
   Including capitalized interest                                 3.26         3.80               3.25         3.72

Fixed charge coverage
   Excluding capitalized interest                                 2.25         2.56               2.20         2.53
   Including capitalized interest                                 2.19         2.42               2.15         2.39

Diluted FFO Payout Ratio (2)                                      58.8%        55.1%              60.2%        57.5%

G&A as a % of Revenue (3)                                          6.1%         8.5%               7.2%         9.4%

NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by diluted FFO per share. Excludes HQ lease guarantee.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 2002 and December 31, 2001, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended June 30, 2002 and 2001. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(In thousands)

                                                                    CarrAmerica
                                                                Realty Corporation
                                          CarrAmerica                Series A
                                      Realty Corporation            Convertible             Dividend Paying          Non-Dividend
                                         Common Shares           Preferred Shares                Units               Paying Units
                                          Outstanding             Outstanding (a)           Outstanding (b)           Outstanding
                                   -----------------------    -----------------------    --------------------      -----------------
Outstanding as of
  June 30, 2002                                   53,116                       -                      5,704                   179
  December 31, 2001                               51,965                      80                      5,794                   179

Weighted average for the three
  months ended June 30,
  2002                                            53,015                       -                      5,704                   179
  2001                                            61,840                     392                      5,794                   268

Weighted average for the six
  months ended June 30,
  2002                                            52,672                       6                      5,729                   179
  2001                                            62,509                     436                      5,800                   268

Notes:
(a) Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

          Series B       7,443,352 Shares
          Series C       5,845,770 Shares
          Series D       1,891,910 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------

($ in thousands)
                                                                                 Principal              Interest       Maturity
Description of Notes/Lender                    Property                         Outstanding               Rate           Date
---------------------------                    --------                         -----------               ----           ----
Union Bank of California                       Jaycor                               10,494                   7.35%        01-Feb-03
GE Capital                                     Parkway North                        24,164                   6.92%        01-Dec-03
Sun Life Assurance Company of Canada           Tract 17/Canyon Park Commons          4,788                   9.13%        01-Dec-04
UBS Mortgage Finance Inc.                      U.S. West                            14,829                   7.92%        01-Dec-05
UBS Mortgage Finance Inc.                      U.S. West                             4,350                   7.92%        01-Dec-05
UBS Mortgage Finance Inc.                      U.S. West                             6,526                   7.92%        01-Dec-05
UBS Mortgage Finance Inc.                      U.S. West                             6,526                   7.92%        01-Dec-05
Salomon Brothers                               Redmond East                         25,908                   8.38%        01-Jan-06
State Farm                                     Peterson (Note 2)                    18,323                   7.20%        01-Jan-06
Farm Bureau Life Insurance Co.                 Wateridge Pavilion                    3,274                   8.25%        01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.         Wasatch Corporate Center             11,894                   8.15%        02-Jan-07
Metropolitan Life Insurance Company            2600 West Olive                      18,788                   6.75%        01-Jan-09
Midland Loan Services                          Palomar Oaks                          9,548                   8.85%        01-Apr-09
Northwest Mutual                               1255 23rd St (Note 1)                37,724                   8.12%        01-Apr-09
Northwest Mutual                               1730 Penn, I Square (Note 1)        180,937                   8.12%        01-Apr-09
GE Capital                                     South Coast                          14,755                   7.13%        10-Jun-09
Business Men's Assurance Co.                   Sorenson - Bus. Men's Assur.          2,118                   7.75%        01-Jul-11
Berkshire Life Insurance Co.                   Sorenson - Berkshire                  1,499                   8.88%        01-May-17
Aid Association for Lutherans                  1747 Penn                            13,840                   9.50%        10-Jul-17
Aid Association for Lutherans                  900 19th St/Pres. Plaza              15,105                   8.25%        15-Jul-19
Riggs                                          1775 Penn-Riggs                      11,672                   7.63%        01-Sep-29
                                                                                ----------
                                                                                $  437,062
                                                                                ----------

($ in thousands)
                                                                                                Principal Maturity
                                                                                 ---------------------------------------------------
                                                                                                                            2006 &
Description of Notes/Lender                    Property                           2002        2003      2004      2005    Thereafter
---------------------------                    --------                           ----        ----      ----      ----    ----------
Union Bank of California                       Jaycor                               380     10,114         -         -            -
GE Capital                                     Parkway North                          -     24,164         -         -            -
Sun Life Assurance Company of Canada           Tract 17/Canyon Park Commons         141        302     4,345         -            -
UBS Mortgage Finance Inc.                      U.S. West                          1,831      3,980     4,363     4,655            -
UBS Mortgage Finance Inc.                      U.S. West                            573      1,187     1,341     1,249            -
UBS Mortgage Finance Inc.                      U.S. West                            742      1,680     1,936     2,168            -
UBS Mortgage Finance Inc.                      U.S. West                            742      1,680     1,936     2,168            -
Salomon Brothers                               Redmond East                         243        519       564       561       24,021
State Farm                                     Peterson (Note 2)                    409        864       929       912       15,209
Farm Bureau Life Insurance Co.                 Wateridge Pavilion                    35         74        80        87        2,998
Teachers Ins. and Ann. Assoc. of Amer.         Wasatch Corporate Center             127        270       293       318       10,886
Metropolitan Life Insurance Company            2600 West Olive                      129        273       292       313       17,781
Midland Loan Services                          Palomar Oaks                          92        195       213       233        8,815
Northwest Mutual                               1255 23rd St (Note 1)                261        563       611       662       35,627
Northwest Mutual                               1730 Penn, I Square (Note 1)       1,251      2,700     2,927     3,176      170,883
GE Capital                                     South Coast                          119        252       270       270       13,844
Business Men's Assurance Co.                   Sorenson - Bus. Men's Assur.          83        176       190       190        1,479
Berkshire Life Insurance Co.                   Sorenson - Berkshire                  25         53        58        58        1,305
Aid Association for Lutherans                  1747 Penn                            212        455       500       505       12,168
Aid Association for Lutherans                  900 19th St/Pres. Plaza              208        443       481       523       13,450
Riggs                                          1775 Penn-Riggs                       66        139       150       162       11,155
                                                                                ---------------------------------------------------
                                                                                $ 7,669   $ 50,083   $21,479  $ 18,210    $ 339,621
                                                                                -------   --------   -------  --------    ---------

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued
--------------------------------------------------------------------------------

($In thousands)
               Unsecured Bonds Payable
               -----------------------

                                                                                          Principal Maturity
                                                                        ----------------------------------------------------------
                                        Principal   Interest   Maturity                                                  2006 &
                                       Outstanding    Rate       Date      2002      2003       2004          2005     Thereafter
                                       -----------    ----       ----      ----      ----       ----          ----     ----------

               7.200% Notes due 2004    $  150,000   7.200%    1-Jul-04   $    -    $    -   $  150,000    $       -   $         -
                                        ----------                        ------    ------   ----------    ---------   -----------
               7.375% Notes due 2007    $  125,000   7.375%    1-Jul-07   $    -    $    -   $        -    $       -   $   125,000
                                        ----------                        ------    ------   ----------    ---------   -----------
               6.625% Notes due 2005    $  100,000   6.625%    1-Mar-05   $    -    $    -   $        -    $ 100,000   $         -
                                        ----------                        ------    ------   ----------    ---------   -----------
               6.875% Notes due 2008    $  100,000   6.875%    1-Mar-08   $    -    $    -   $        -    $       -   $   100,000
                                        ----------                        ------    ------   ----------    ---------   -----------
               7.125% Notes due 2012    $  400,000   7.125%   15-Jan-12   $    -    $    -   $        -    $       -   $   400,000
                                        ----------                        ------    ------   ----------    ---------   -----------

               Unsecured Line of Credit                                                Amount                             Amount
               ------------------------                                             Outstanding                         Outstanding
                                               Available    Interest    Maturity     Beginning                              End
               Lender                          Commitment     Rate        Date        of Year    Advances    Repayments  of Period
               ------                          ----------     ----        ----        -------    --------    ----------  ---------

               JP Morgan Chase                 $  412,000   L+.700%    28-Jun-04     $ 457,000   $ 232,000   $ 601,000   $  88,000
                                               ----------                            ---------   ---------   ---------   ---------

               Note: 30 day LIBOR @ 3/31/02          1.84%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Investment Balances
--------------------------------------------------------------------------------

                                                          Investment Balance
                                Accounting  Percentage    as of June 30, 2002
                                  Method    Ownership           ($000)
                                ----------  ----------    -------------------
Carr Office Park LLC              Equity          35%                  52,514
1919 Pennsylvania Assoc.          Equity          49%                  18,461
575 7th Street                    Equity          30%                  10,194
1201 F Street                     Equity          35%                  10,059
300 W. Sixth Street               Equity          20%                   7,348
1717 Pennsylvania                 Equity          50%                   7,109
Custer Court                      Equity          49%                   3,170
799 9th Street                    Equity          40%                   3,050
CC JM II                          Equity          50%                   2,840
AgilQuest                          Cost           18%                   2,759
WCM JV                            Equity          16%                   1,768
essention                          Cost           19%                   1,702

                                                                      120,974

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
                As of and for the six months ended June 30, 2002
--------------------------------------------------------------------------------

                                                                                                                      Carr
                                                 1717         Custer                    300 W.           799         Office
($ in thousands)                 CC JM           Penn         Court      1201 F St.    Sixth St.       9th St.        Park
                                -------        -------       -------     ----------    ---------      --------      --------
Equity Investment/1/              1,459         10,122         2,767        9,879         6,686          3,207        73,542

Loans Payable/2/                  9,898         12,008         3,667       13,791         9,432         19,615        78,044

Percentage Ownership                 50%            50%           49%          35%           20%            40%           35%


Total revenue                     2,296          3,772           647        6,497         2,750          3,148        36,583
                                -------        -------       -------     --------      --------       --------      --------

Expenses
   Operating expenses               471          1,571           241        1,578         1,037            962        12,795
   Interest expense                 704            798            74        1,384           338          1,245         7,569
   Depreciation/amortization        579          1,120           174        1,159           731          1,687        10,437
                                -------        -------       -------     --------      --------       --------      --------

     Total expenses               1,754          3,489           489        4,121         2,106          3,894        30,801
                                -------        -------       -------     --------      --------       --------      --------

Net income                          542            283           158        2,376           644           (746)        5,782
                                =======        =======       =======     ========      ========       ========      ========

CarrAmerica's share of net
      net income                    271            142            77          832           129           (298)        2,024
  GAAP adjustments/3/                 -              -             -            -             -            145          (191)
                                -------        -------       -------     --------      --------       --------      --------

  Equity in earnings                271            142            77          832           129           (153)        1,833
                                =======        =======       =======     ========      ========       ========      ========

                                                 1919          575
($ in thousands)                 WCM JV         Assoc.       Seventh
                                -------        -------       -------
Equity Investment/1/             1,550         17,718         9,558

Loans Payable/2/                     -         39,930         7,950

Percentage Ownership                16%            49%           30%


Total revenue                      401          9,369             -
                                -------        -------       ------

Expenses
   Operating expenses               56          2,819             -
   Interest expense                  -          3,004             -
   Depreciation/amortization       155          1,386             -
                                -------        -------       ------

     Total expenses                211          7,209             -
                                -------        -------       ------

Net income                         190          2,160             -
                                =======        =======       ======

CarrAmerica's share of net
      net income                    30          1,058             -
  GAAP adjustments/3/               25              -             -
                                -------        -------       ------

  Equity in earnings                55          1,058             -
                                =======        =======       ======

/1/ CarrAmerica's share of the investee's equity
/2/ CarrAmerica's percentage of investee's debt
/3/ Adjustments made to investee's net income for equity in earnings

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As of June 30, 2002
--------------------------------------------------------------------------------

                                                Net Rentable
                                                   Area in                      Number
                                                   Square      Percent           of
                                                   Feet/(1)/   Leased/(2)/    Buildings
                                                ------------  ------------   ------------
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
      International Square                        1,014,556         99.3%              3
      900 19th Street                               101,215         97.7%              1
      2550 M Street                                 192,393        100.0%              1
      1730 Pennsylvania Avenue                      229,292         98.6%              1
      1255 23rd Street                              306,395         96.4%              1
      1747 Pennsylvania Avenue                      151,925         94.8%              1
      1775 Pennsylvania Avenue                      143,981         98.5%              1
Suburban Washington, D.C.:
      One Rock Spring Plaza                         205,721        100.0%              1
      Sunrise Corporate Center                      260,253        100.0%              3
      Reston Crossing East & West                   327,788        100.0%              2
                                                ------------  ------------   ------------
         Washington, D.C. Subtotal                2,933,519         98.8%             15

Atlanta, GA:
      Glenridge                                      63,494         98.4%              1
      Century Springs West                           95,206         72.3%              1
      Holcomb Place                                  72,827        100.0%              1
      Midori                                         99,691        100.0%              1
      Parkwood                                      150,270         94.6%              1
      Lakewood                                       80,483         21.1%              1
      The Summit                                    179,085        100.0%              1
      Spalding Ridge                                128,233         89.4%              1
      2400 Lake Park Drive                          103,460         77.6%              1
      680 Engineering Drive                          62,154         71.4%              1
      Embassy Row                                   465,376         88.3%              3
      Embassy 100, 500                              190,470        100.0%              2
      Waterford Centre                               83,170         85.0%              1
                                                ------------  ------------   ------------
          Atlanta Subtotal                        1,773,919         87.6%             16
                                                ------------  ------------   ------------

               East Region Subtotal:              4,707,438         94.6%             31      23.2%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
      Scenic Business Park                          138,076         94.5%              4
      Harbor Corporate Park                         151,924         95.6%              4
      Plaza PacifiCare                              104,377        100.0%              1
      Katella Corporate Center                       80,609         98.0%              1
      Warner Center                                 343,486         75.9%             12
      South Coast Executive Center                  161,787         63.1%              2
      Warner Premier                                 61,195         64.1%              1
      Von Karman                                    104,138        100.0%              1
      2600 W. Olive                                 144,831        100.0%              1
      Bay Technology Center                         107,481         56.6%              2
      Pacific Corporate Plaza 1,2, & 3              125,268         96.5%              3
      Alton Deere Plaza                             182,183         75.6%              6
      Westlake Spectrum                             108,084        100.0%              2
                                                ------------  ------------   ------------
          Orange County/Los Angeles Subtotal      1,813,439         84.8%             40

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of June 30, 2002
--------------------------------------------------------------------------------

                                                         Net Rentable
                                                           Area in                        Number
                                                           Square         Percent           of
                                                          Feet/(1)/     Leased/(2)/       Buildings
                                                       ------------    -----------       ---------
Southern California,
San Diego:
    Del Mar Corporate Plaza                                 123,142        100.0%              2
    Wateridge Pavilion                                       62,194         81.1%              1
    Towne Center Technology Park 1, 2, 3                    182,120        100.0%              3
    Lightspan                                                64,800        100.0%              1
    La Jolla Spectrum 1 & 2                                 156,653        100.0%              2
    Palomar Oaks Technology Park                            170,357         70.7%              6
    Jaycor                                                  105,358        100.0%              1
    Highlands Corporate Center                              205,085         94.7%              5
    11119 Torrey Pines Road                                  76,701        100.0%              1
                                                       ------------    ---------        --------
       San Diego Subtotal                                 1,146,410         93.7%             22

Northern California,
San Francisco Bay Area:
    CarrAmerica Corporate Center                          1,004,799        100.0%              7
    Valley Business Park I                                   67,784         83.2%              2
    Bayshore Centre 2                                        94,874        100.0%              1
    Rincon Centre                                           201,178        100.0%              3
    Valley Centre II                                        212,082        100.0%              4
    Valley Office Centre                                     68,881         89.6%              2
    Valley Centre                                           102,291        100.0%              2
    Valley Business Park II                                 166,928         88.9%              6
    Rio Robles                                              368,178         76.6%              7
    First Street Technology Center                           67,582        100.0%              1
    Baytech Business Park                                   300,000        100.0%              4
    3571 North First Street                                 116,000        100.0%              1
    San Mateo Center I                                       70,000          0.0%              1
    Oakmead West Land A-G                                   425,981        100.0%              7
    San Mateo II & III                                      141,731         85.1%              2
    Hacienda West                                           208,654         88.1%              2
    Sunnyvale Technology Center                             165,520        100.0%              5
    Clarify Corporate Center 1, 2, 3, 4                     258,048        100.0%              4
    Valley Technology Center 1, 2, 3, 4, 5, 6 & 7           460,590        100.0%              7
    Golden Gateway Commons                                  275,041         96.6%              3
    Techmart Commerce Center                                266,188         94.2%              1
    Fremont Technology Park 1, 2, 3                         139,304        100.0%              3
    Mountain View Gateway Center                            236,400        100.0%              2
                                                        -----------     ---------        --------
       San Francisco Subtotal                             5,418,034         95.1%             77

Portland, OR:
    Sunset Corporate Park                                   132,531         60.0%              3
    Rock Creek Corp Center                                  142,662        100.0%              3
                                                       ------------    ---------        --------
       Portland Subtotal                                    275,193         80.7%              6

Seattle, WA:
    Redmond East                                            396,497         91.7%             10
    Redmond Hilltop B & C                                    90,880        100.0%              2
    Canyon Park                                             316,978         98.7%              6
    Willow Creek                                             96,179        100.0%              1
    Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6            329,009        100.0%              6
    Canyon Park Commons 1, 2, 4                             176,846        100.0%              3
    Canyon Park Commons                                      95,290        100.0%              1
                                                       ------------    ---------        --------
       Seattle Subtotal                                   1,501,679         97.6%             29
                                                       ============    =========        ========
       Pacific Region Subtotal                           10,154,755         93.1%            174      50.0%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
      Current Summary of Portfolio Operating Properties As Of June 30, 2002
--------------------------------------------------------------------------------

                                                        Net Rentable
                                                          Area in                            Number
                                                          Square               Percent        of
                                                          Feet/(1)/          Leased/(2)/   Buildings
                                                       ---------------      -------------  -----------
CENTRAL REGION
Austin, TX:
      City View Centre                                        137,218         55.0%              3
      City View Centre                                        128,716        100.0%              1
      Braker Point                                            195,230        100.0%              1
      Tower of the Hills                                      166,149         99.0%              2
                                                       ---------------  ------------   -------------
          Austin Subtotal                                     627,313         89.9%              7

Chicago, IL:
      Parkway North I                                         252,014         83.0%              1
      Unisys                                                  366,006         95.4%              2
      The Crossings                                           297,756         91.0%              1
      Bannockburn I & II                                      209,969         92.7%              2
      Bannockburn IV                                          110,319         94.5%              1
                                                       ---------------  ------------   -------------
          Chicago Subtotal                                  1,236,064         91.3%              7

Dallas, TX:
      Cedar Maple Plaza                                       112,972         88.8%              3
      Quorum North                                            116,194         94.3%              1
      Quorum Place                                            178,399         74.0%              1
      Tollway Plaza 1, 2                                      359,903        100.0%              2
      Two Mission Park                                         77,852         80.7%              1
      Commons @ Las Colinas 1, 2, 3                           604,234        100.0%              3
      5000 Quorum                                             162,186         85.6%              1
                                                       ---------------  ------------   -------------
          Dallas Subtotal                                   1,611,740         93.6%             12
                                                       ---------------  ------------   -------------
      Central Region Subtotal                               3,475,117         92.1%             26      17.1%

MOUNTAIN REGION
Denver, CO:
      Harlequin Plaza                                         328,623         94.6%              2
      Quebec Court I                                          130,000        100.0%              1
      Quebec Court II                                         157,294        100.0%              1
      Quebec Centre                                           106,865         91.6%              3
      Dry Creek 3                                              92,356        100.0%              1
                                                       ---------------  ------------   -------------
          Denver Subtotal                                     815,138         96.7%              8
                                                       ---------------  ------------   -------------

Phoenix, AZ:
      Qwest Communications                                    532,506        100.0%              4

Salt Lake City, UT:
      Sorenson Research Park                                  282,944         97.7%              5
      Wasatch Corporate Center                                178,231         81.7%              3
      Wasatch Corporate Center 18                              49,566        100.0%              1
       Sorenson X                                              41,288        100.0%              1
      Creekside I & II                                         78,000        100.0%              1
                                                       ---------------  ------------   -------------
          Salt Lake City Subtotal                             630,029         93.8%             11
                                                       ---------------  ------------   -------------

      Mountain Region Subtotal                              1,977,673         96.7%             23       9.7%

TOTAL CONSOLIDATED PROPERTIES:                             20,314,983                          254     100.0%
WEIGHTED AVERAGE                                                              93.6%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
      Current Summary of Portfolio Operating Properties As of June 30, 2002
--------------------------------------------------------------------------------

                                                       Company's     Net Rentable
                                                       Effective       Area in                       Number
                                                        Property        Square          Percent        of
Property                                               Ownership       Feet/(1)/      Leased/(2)/   Buildings
--------                                              -----------   --------------   ------------  ------------
Unconsolidated Properties
Washington, D.C.:
      1919 Pennsylvania Avenue                           49.0%          328,637         99.5%              1
      2025 M Street                                      49.0%          245,303         99.5%              1
      1201 F Street                                      35.0%          226,922         99.6%              1
      Bond Building                                      15.0%          162,182        100.0%              1
      1717 Pennsylvania Avenue                           50.0%          236,455         97.2%              1
      799 9th Street                                     40.0%          201,464         74.3%              1
      Booz-Allen & Hamilton Building                     50.0%          222,989        100.0%              1

Portland, OR:
      GM Call Center                                     16.2%          103,279        100.0%              1

Chicago Market Office:
      Parkway 3, 4, 5, 6, 10                             35.0%          653,914         97.5%              5

Dallas Market Office:
      Royal Ridge Phase II, A,B                          35.0%          503,733         84.6%              4
      Custer Court                                       49.0%          120,050         45.0%              1

Austin Market Office:
      Riata Corporate                                    35.0%          673,622        100.0%              8
      Riata Crossing                                     35.0%          324,056        100.0%              4

Denver Market Office:
      Panorama I, II, III, V, VIII, X                    35.0%          664,050         97.7%              6

TOTAL UNCONSOLIDATED PROPERTIES:                                      4,666,656                           36
WEIGHTED AVERAGE                                                                        94.9%

ALL OPERATING PROPERTIES
TOTAL:                                                               24,981,639                          290
WEIGHTED AVERAGE                                                                        93.9%


/(1)/ Includes office, retail and parking space but excludes storage space. /(2)/ Includes space for leases that have been executed and have commenced as of
      June 30, 2002.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                              Current      YTD Avg/       Vacant
Region/Market                  Sq. Feet      Occupancy     Occupancy     Sq. Feet        2002          2003          2004
-------------                  --------      ---------     ---------     --------        ----          ----          ----
PACIFIC REGION
San Francisco Bay Area         5,418,034        95.1%         96.0%      263,896       237,997       736,682       542,081
Orange County/Los Angeles      1,813,439        84.8%         85.9%      275,949       180,747       188,498       307,449
Seattle                        1,501,679        97.6%         97.6%       36,788        26,821       230,208       236,355
San Diego                      1,146,410        93.7%         94.1%       72,535         9,021       132,685       180,480
Portland                         275,193        80.7%         80.2%       53,069         9,703             -        31,497

MOUNTAIN REGION
Denver                           815,138        96.7%         96.3%       26,837        19,060        53,019        58,523
Phoenix                          532,506       100.0%        100.0%            -             -             -             -
Salt Lake City                   630,029        93.8%         96.3%       39,250        32,488       104,571       178,570

CENTRAL REGION
Chicago                        1,236,064        91.3%         91.1%      107,983       234,851       309,523       170,147
Dallas                         1,611,740        93.6%         94.0%      103,953        84,578       231,520       147,135
Austin                           627,313        89.9%         89.3%       63,478        10,863         2,682       263,584

EAST REGION
Washington, DC
 Downtown Properties           2,139,757        98.4%         98.5%       34,371        99,122        47,650       528,733
 Suburban Properties             793,762       100.0%         99.8%            -             -        27,339        92,432
Atlanta                        1,773,919        87.6%         87.6%      220,744       269,109       307,105       163,250

Total                         20,314,983        93.6%         94.0%    1,298,853     1,214,360     2,371,482     2,900,236

                                                                                                                     2012 &
Region/Market                     2005        2006        2007         2008        2009        2010       2011      Thereafter
-------------                     ----        ----        ----         ----        ----        ----       ----      ----------
PACIFIC REGION
San Francisco Bay Area          799,331     999,281     541,006      696,074     231,926     133,360          -       236,400
Orange County/Los Angeles       167,841     295,030     188,289      148,349      17,029      25,428     18,830             -
Seattle                         467,058     102,210       1,283            -     325,264                               75,602
San Diego                        92,527     104,514       8,273            -      84,949      97,054          -       364,372
Portland                         14,390                 122,127            -           -      44,407          -             -

MOUNTAIN REGION
Denver                          175,840     148,762       9,372      323,725           -           -          -             -
Phoenix                               -           -     532,506            -           -           -          -             -
Salt Lake City                   64,174      87,456     123,520            -           -           -          -             -

CENTRAL REGION
Chicago                         149,376      31,264      45,293       69,072      16,760           -     80,713        21,082
Dallas                           93,910      42,530     100,628      136,555     440,872     223,470      6,589             -
Austin                            7,387      11,066      45,987            -      27,036           -          -       195,230

EAST REGION
Washington, DC
 Downtown Properties            101,342     361,573     271,634      205,695      75,304      15,117      3,528       395,688
 Suburban Properties            247,888      55,775      40,345            -     327,788       2,195          -             -
Atlanta                          79,399      55,643     251,314       21,891      71,939      75,711    133,055       124,759

Total                         2,460,463   2,295,104   2,281,577    1,601,361   1,618,867     616,742    242,715     1,413,223

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                   2nd Quarter 2002
                             -------------------------------------------------------------------------------------------------------
                              Total      New GAAP Prior GAAP    % Change  Ave. Lease     Lease        Tenant      Total T/I's
                             Executed     Rental    Rental       In GAAP    Term in    Commissions Improvements   and L/C's
Market                        Sq. Ft.      Rate      Rate      Rental Rate   Years     Per Sq. Ft.  Per Sq. Ft.   Per Sq. Ft.
------                       -------       ----      ----      -----------   -----    -----------   -----------   -----------
Atlanta                       139,182     20.32      20.81       -2.37%       3.79          1.22          3.11           4.33
Austin                              -         -          -           -           -             -             -              -
Chicago                        38,828     21.84      26.43      -17.35%       4.72          4.06          7.78          11.84
Dallas                         32,722     20.75      22.81       -9.01%       3.35          4.50          6.56          11.06
Denver                        156,625     16.39      18.56      -11.71%       5.08          3.25         12.35          15.60
Los Angeles/Orange County      95,117     24.34      26.46       -8.00%       6.46          7.92         24.84          32.76
Portland                            -         -          -           -           -             -             -              -
Salt Lake City                      -         -          -           -           -             -             -              -
San Diego                      27,327     22.67      22.83       -0.70%       3.54          4.44         15.30          19.74
San Francisco Bay             247,977     25.07      26.76       -6.32%       4.01          4.45          3.83           8.28
Seattle                         1,283     25.64      27.44       -6.56%       4.98             -             -              -
Suburban Washington DC              -         -          -           -           -             -             -              -
Downtown Washington DC         14,556     40.78      33.69       21.05%       8.43         16.99         31.88          48.87


Total                         753,617     22.14      23.70       -6.55%       4.56          4.26          9.39          13.65


                                                                   2nd Quarter 2001
                             -------------------------------------------------------------------------------------------------------

                              Total      New GAAP   Prior GAAP   % Change     Ave. Lease    Lease       Tenant     Total T/I's
                             Executed     Rental     Rental       In GAAP      Term in   Commissions Improvements   and L/C's
Market                        Sq. Ft.      Rate       Rate      Rental Rate     Years    Per Sq. Ft.  Per Sq. Ft.  Per Sq. Ft.
------                       -------       ----       ----      -----------     -----    -----------  -----------  -----------
Atlanta                       17,663      21.29      19.43        9.58%       3.17          4.55         12.63          17.18
Austin                         4,238      21.37      20.79        2.79%       5.00          0.89          2.23           3.12
Chicago                       77,859      24.56      22.96        6.95%       2.80          1.51          0.65           2.16
Dallas                        17,748      20.63      19.55        5.50%       2.87          3.32          4.37           7.69
Denver                        28,337      21.76      19.88        9.41%       5.88          1.54          6.97           8.51
Los Angeles/Orange County    139,763      25.17      18.39       36.86%       4.20          1.21          1.39           2.60
Salt Lake City                71,925      14.76      13.07       12.88%       2.33             -             -              -
San Diego                     50,544      14.66      14.33        2.24%       3.43          1.74          1.40           3.14
San Francisco Bay            206,968      47.67      26.05       83.01%       3.68          0.93          0.47           1.40
Seattle                       95,832      26.01      25.35        2.61%       4.50          0.24          5.12           5.36
Suburban Washington DC         5,573      33.76      25.05       34.78        3.01             -             -              -
Downtown Washington DC        10,456      29.00      27.08        7.09        4.17             -             -              -


Total                        726,906      31.13      21.90       42.19%       3.70          1.07          1.94           3.01

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                       2002 Year-to-Date
                            --------------------------------------------------------------------------------------------------------

                                Total    New GAAP   Prior GAAP   % Change      Ave. Lease      Lease         Tenant     Total T/I's
                               Executed   Rental      Rental      In GAAP        Term in    Commissions   Improvements   and L/C's
Market                         Sq. Ft.     Rate        Rate     Rental Rate       Years     Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                         -------     ----        ----     -----------       -----     -----------   -----------   -----------
Atlanta                         147,760     20.34        20.94        -2.83%         3.57          1.32           3.05         4.37
Austin                           45,987     23.17        22.89         1.21%         5.00          4.57          18.54        23.11
Chicago                          97,153     21.14        24.93       -15.19%         4.08          3.91           3.45         7.36
Dallas                           49,549     20.35        22.36        -8.98%         3.13          4.09           5.37         9.46
Denver                          170,181     16.54        18.83       -12.15%         4.89          3.01          11.54        14.55
Los Angeles/Orange County       129,839     23.82        25.87        -7.92%         5.72          6.78          22.57        29.35
Portland                         13,909     17.65        19.81       -10.91%         2.54             -              -            -
Salt Lake City                   50,625     18.69        14.90        25.45%         2.00             -              -            -
San Diego                        42,099     26.79        24.49         9.40%         3.75          4.58          11.61        16.19
San Francisco Bay               335,657     24.94        27.40        -8.99%         4.11          5.11           5.95        11.06
Seattle                           3,454     24.09        24.37        -1.14%         3.99             -              -            -
Suburban Washington DC                -         -            -            -             -             -              -            -
Downtown Washington DC           14,556     40.78        33.69        21.05          8.43         16.99          31.88        48.87

Total                         1,100,769     22.12        23.58        -6.15%         4.21          4.12           8.85        12.97

                                                                       2001 Year-to-Date
                            --------------------------------------------------------------------------------------------------------

                                Total    New GAAP   Prior GAAP    % Change     Ave. Lease      Lease         Tenant     Total T/I's
                               Executed   Rental      Rental      In GAAP        Term in    Commissions   Improvements   and L/C's
Market                         Sq. Ft.     Rate        Rate     Rental Rate       Years     Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                         -------     ----        ----     -----------       -----     -----------   -----------   -----------
Atlanta                          90,541     21.17        19.53         8.42%         2.74          1.44           3.83         5.27
Austin                           13,048     23.53        21.36        10.19%         3.44          0.94           7.93         8.87
Chicago                         134,396     25.31        24.32         4.06%         3.32          1.30           1.06         2.36
Dallas                           48,589     22.10        22.34        -1.06%         3.02          3.27           4.43         7.70
Denver                           65,031     21.64        19.83         9.12%         5.16          2.94           8.79        11.73
Los Angeles/Orange County       284,150     24.65        21.40        15.20%         4.63          3.42           8.78        12.20
Salt Lake City                   79,049     14.46        13.43         7.66%         3.00          0.37           2.00         2.37
San Diego                        93,530     13.85        13.59         1.92%         3.67          2.32           2.58         4.90
San Francisco Bay               237,152     48.89        26.36        85.44%         3.95          1.78           0.80         2.58
Seattle                         147,027     22.05        20.69         6.55%         4.50          0.52           4.48         5.00
Suburban Washington DC            5,573     33.76        25.05        34.78          3.01             -              -            -
Downtown Washington DC           10,456     29.00        27.08         7.09          4.17             -              -            -

Total                         1,208,542     27.78        21.43        29.60%         3.79          1.97           4.23         6.20

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                                         Percentage                                Percentage
                                                             of                                        of
                                                          Portfolio                                 Occupied
                                                         Annualized              Square              Square
                            Tenant                          Rent                  Feet                Feet
           ------------------------------------------ ----------------  ----------------------- ----------------
           INTERNATIONAL MONETARY FUND                       4.06%               504,401               2.45%
           NOKIA, INC.                                       3.08%               624,904               3.03%
           QWEST COMMUNICATIONS INC.                         2.36%               532,506               2.58%
           AT&T                                              2.26%               631,335               3.06%
           APPLIED MATERIALS, INC.                           2.14%               425,981               2.07%
           PEOPLESOFT, INC.                                  2.00%               215,323               1.04%
           NEXTEL COMMUNICATIONS, INC.                       1.64%               348,749               1.69%
           NORTEL NETWORKS, INC.                             1.62%               258,048               1.25%
           PATTON BOGGS, L.L.P.                              1.50%               192,115               0.93%
           SUN MICROSYSTEMS, INC.                            1.49%               239,608               1.16%
           CITIGROUP                                         1.25%               227,135               1.10%
           GATEWAY, INC.                                     1.22%               287,478               1.39%
           SBC COMMUNICATIONS                                1.16%               198,093               0.96%
           LATTICE SEMICONDUCTOR CORP                        1.11%               216,650               1.05%
           SOFTWARE AG OF NORTH AMERICA                      1.04%               209,521               1.02%
           SAFECO INSURANCE COMPANY                          0.99%               265,658               1.29%
           FEDERAL DEPOSIT INSURANCE CORP                    0.94%               121,793               0.59%
           SAFEWAY                                           0.94%               145,470               0.71%
           WASHINGTON MUTUAL                                 0.82%                92,596               0.45%
           KING & SPALDING                                   0.80%               220,453               1.07%
           HARCOURT, INC.                                    0.80%               195,230               0.95%
           THE WALT DISNEY COMPANY                           0.78%               129,347               0.63%
           KPMG LLP                                          0.78%               135,558               0.66%
           BOSTON SCIENTIFIC                                 0.75%               212,082               1.03%
           CHRONICLE OF HIGHER EDUCATION                     0.72%                91,990               0.45%
                                                       -----------       ---------------      --------------
              Total                                         36.25%             6,722,024              32.61%
                                                       ===========       ===============      ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
--------------------------------------------------------------------------------

                                                                            Estimated                                  Estimated
                                                                          Construction   Estimated                     Remaining
Wholly Owned Property                                              Start   Completion  Stabilization    In Place        Costs to
Under Construction @ June 30, 2002                 Square Feet      Date       Date          Date       Dev Costs       Complete
------------------------------------------------------------------------------------------------------------------------------------
Atlanta
     The Forum                                           90,004     4Q00       1Q02        4Q02              12,529             655
                                                ---------------                                    ---------------- ---------------
          Atlanta Subtotal                               90,004                                              12,529             655

Denver
     Dry Creek Corporate Center Building/2/              93,601     1Q01       1Q02        1Q03               7,751           5,384
                                                ---------------                                    ---------------- ---------------
          Denver Subtotal                                93,601                                               7,751           5,384

Washington, DC
     675 E Street/1/                                          -     4Q01       3Q03         n/a               1,836          18,458
                                                ---------------                                    ---------------- ---------------
                                                              -                                               1,836          18,458

Total/Weighted Average                                  183,605                                              22,116          24,497
Less:  Placed in Service                                (68,076)                                            (10,129)            (69)
                                                ---------------                                    ---------------- ---------------
Total/Weighted Average                                  115,529                                              11,987          24,428
                                                ===============                                    ================ ===============

                                                      Total         Estimated    % Currently
Wholly Owned Property                               Projected       Stabilized    Leased or
Under Construction @ June 30, 2002                  Investment        Return      Committed
--------------------------------------------------------------------------------------------
Atlanta
     The Forum                                            13,184          11.2%         89.3%
                                                 ---------------  ------------  ------------
          Atlanta Subtotal                                13,184          11.2%         89.3%

Denver
     Dry Creek Corporate Center Building/2/               13,135           6.2%         34.8%
                                                 ---------------  ------------  ------------
          Denver Subtotal                                 13,135           6.2%         34.8%

Washington, DC
     675 E Street/1/                                      20,294           n/a           n/a
                                                 ---------------  ------------  ------------
                                                          20,294           0.0%          0.0%

Total/Weighted Average                                    46,613           8.7%         61.5%
Less:  Placed in Service                                 (10,198)
                                                 ---------------
Total/Weighted Average                                    36,415           8.7%         38.8%
                                                 ===============  ============  ============

     /1/675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property                    %
Under Construction @ June 30, 2002/2/   Ownership
-----------------------------------------------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                 20%          441,955     2Q00       4Q01        4Q02             77,836           14,212
                                                ---------------                                   ----------------  ---------------
          Austin Subtotal                               441,955                                             77,836           14,212

Chicago
     Nine Parkway North                    35%          129,253     4Q00       1Q02        1Q03             17,037            7,081
                                                ---------------                                   ----------------  ---------------
          Chicago Subtotal                              129,253                                             17,037            7,081

Dallas
     Custer Court                          49%          120,047     3Q00       3Q01        3Q02             12,433            3,206
                                                ---------------                                   ----------------  ---------------
          Dallas Subtotal                               120,047                                             12,433            3,206

Washington, DC
     575 7th Street                        30%          478,251     3Q01       3Q03        3Q04             57,697          106,382
     799 9th Street                        40%          201,464     2Q00       4Q01        4Q02             55,490            5,648
                                                ---------------                                   ----------------  ---------------
          Washington, DC Subtotal                       679,715                                            113,187          112,030

Total/Weighted Average                                1,370,970                                            220,493          136,529
Less:  Placed in Service                               (435,988)                                           (95,687)          (5,322)
                                                ---------------                                   ----------------  ---------------
Total/Weighted Average                                  934,982                                            124,806          131,207
                                                ===============                                   ================  ===============

Total/Weighted Average Wholly & Partially
Owned                                                 1,050,511                                            136,793          155,635
                                                ===============                                   ================  ===============

Partially Owned Property                    %
Under Construction @ June 30, 2002/2/    Ownership
-------------------------------------------------------------------------------------------
Austin
     300 West Sixth Street                 20%           92,048          10.7%         64.6%
                                                ---------------  ------------  ------------
          Austin Subtotal                                92,048          10.7%         64.6%

Chicago
     Nine Parkway North                    35%           24,118           9.1%          0.0%
                                                ---------------  ------------  ------------
          Chicago Subtotal                               24,118           9.1%          0.0%

Dallas
     Custer Court                          49%           15,639          10.3%         44.9%
                                                ---------------  ------------  ------------
          Dallas Subtotal                                15,639          10.3%         44.9%

Washington, DC
     575 7th Street                        30%          164,079          10.9%         51.0%
     799 9th Street                        40%           61,138          10.7%         95.9%
                                                ---------------  ------------  ------------
          Washington, DC Subtotal                       225,217          10.8%         64.3%

Total/Weighted Average                                  357,022          10.7%         56.6%
Less:  Placed in Service                               (101,009)
                                                ---------------
Total/Weighted Average                                  256,013          10.7%         36.4%
                                                ===============  ============  ============

Total/Weighted Average Wholly & Partially
Owned                                                   292,428          10.5%         36.7%
                                                ===============  ============  ============

/2/Project yields represent Carr's yields, exclusive of fees.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development
--------------------------------------------------------------------------------

                                                                                         Buildable
                                                                                       Office Square
      Region/Property                                       Market           Acres         Feet
      ----------------------------------------------  -------------------- ---------  ---------------
      Wholly Owned Land
      -----------------

      Pacific Region
           Canyon Pointe A-B                          Seattle, WA                 10          173,760
           Sunset Corporate                           Portland, OR                12          124,800
                                                                           ---------  ---------------
                    Subtotal                                                      22          298,560

      Mountain Region
           Dry Creek Corporate Center                 Denver, CO                  77          678,000
           Sorenson Research Park XI                  Salt Lake City, UT           6           80,238
           Wasatch 16                                 Salt Lake City, UT           5           80,238
           Creekside 2 owned                          Salt Lake City, UT           6           78,000
           Creekside 3 optioned                       Salt Lake City, UT           6           78,452
                                                                           ---------  ---------------
                    Subtotal                                                     100          994,928

      Central Region
           Tollway Plaza III                          Dallas, TX                   4          134,400
           Royal Ridge IV & V                         Dallas, TX                  29          417,000
                                                                           ---------  ---------------
                    Subtotal                                                      33          551,400

      Eastern Region
           Peninsula Corporate Center 1-2/1/          Boca Raton, FL              19          221,350


                    Total                                                        174        2,066,238
                                                                           =========  ===============

      Partially Owned Land
      --------------------

      Mountain Region
           Panorama IV                                Denver, CO                   7          136,850
           Panorama VI                                Denver, CO                   9          129,898
           Panorama VII                               Denver, CO                   6          100,000
           Panorama IX                                Denver, CO                   6          125,490
                                                                           ---------  ---------------
                    Subtotal                                                      28          492,238

      Central Region
           Riata 1                                    Austin, TX                   4           61,585
           Riata Crossing 4                           Austin, TX                   5           79,780
           Riata Crossing 6                           Austin, TX                   8           49,702
           Seven/Eight Parkway North                  Chicago, IL                 16          250,567
           Royal Ridge Bldgs 4-6                      Dallas, TX                  16          316,786
           Royal Ridge Bldg 8                         Dallas, TX                   6          132,709
                                                                           ---------  ---------------
                                                                                  55          891,129

                    Total                                                         83        1,383,367
                                                                           =========  ===============

                    Total All Land Held for Future Development or Sale           257        3,449,605
                                                                           =========  ===============

          /1/ Property currently held for sale

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
  Projected Stabilized First Year Yields on Joint Venture Development Projects
--------------------------------------------------------------------------------

                                  Unlevered       Leveraged       Projected
                                   Project       CarrAmerica        Gross
                                    Yield          Yield/1/        Fees/2/
                                -------------  ---------------  --------------
    300 West 6th Street                 10.7%            18.6%       4,649,737
    Nine Parkway North                   9.1%            14.8%       1,145,922
    Custer Court                        10.3%            16.4%         898,785
    575 7th Street                      10.9%            19.5%       8,250,616
    799 9th Street                      10.7%            48.4%       1,375,000

    Weighted Average Yield              10.6%            22.8%

    /1/ First year stabilized leveraged returns including profit component of fees.
    /2/ Represents development fee, leasing fees for initial project leaseup, and first year management fee (excludes incentive fee).